UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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SIGMATRON INTERNATIONAL, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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SIGMATRON INTERNATIONAL, INC.

2201 Landmeier Road

Elk Grove Village, IL 60007

August 16, 2019

Notice of Annual Stockholders Meeting:

You are hereby notified that the 2019 Annual Meeting of Stockholders of SigmaTron International, Inc. (the “Company”) will be held at SigmaTron International, Inc., located at 2201 Landmeier Road, Elk Grove Village, Illinois 60007, at 10:00 a.m. local time, on Friday, September 13, 2019, for the following purposes:

1.	To elect two Class II Directors to hold office until the 2022 Annual Meeting.

2.	To consider a proposal to ratify the selection of BDO USA, LLP as registered public accountants of the Company for the fiscal year ending April 30, 2020.

3.	To consider and act upon a proposal to approve the adoption of SigmaTron International, Inc. 2019 Employee Stock Option Plan.

4.	To provide, on an advisory basis, approval of compensation of the Company’s Named Executive Officers.

5.	To provide, on an advisory basis, a recommendation regarding the frequency of future advisory votes on executive compensation.

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on July 26, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and/or adjournments thereof.

You are urged to attend the Annual Meeting in person. Whether or not you expect to be present in person at the Annual Meeting, please mark, date, sign and return the enclosed proxy in the envelope provided.

By Order of the Board of Directors

Linda K. Frauendorfer

Secretary

SIGMATRON INTERNATIONAL, INC.

2201 Landmeier Road

Elk Grove Village, IL 60007

2019 ANNUAL MEETING OF STOCKHOLDERS

September 13, 2019

PROXY STATEMENT

GENERAL

This Proxy Statement and the accompanying proxy are furnished to stockholders of SigmaTron International, Inc. (the “Company”) in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2019 Annual Meeting of Stockholders (sometimes referred to herein as the “Meeting”) to be held at SigmaTron International, Inc., located at 2201 Landmeier Road, Elk Grove Village, Illinois, 60007, at 10:00 a.m. local time, on Friday, September 13, 2019, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement, the form of proxy included herewith, and the Company’s Annual Report to Stockholders for the fiscal year ended April 30, 2019, are being mailed to stockholders on or about August 16, 2019.

Stockholders of record at the close of business on July 26, 2019, are entitled to notice of and to vote at the Meeting. On such date, there were outstanding 4,242,508 shares of common stock, par value $.01 per share. The presence, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of common stock shall be entitled to one vote, in person or by proxy, for each share held on the record date.

If you are a stockholder of record (that is, if you hold your shares in certificate form or if your shares are registered in your name on the books of the Company’s transfer agent, American Stock Transfer and Trust Company, as of the close of business on July 26, 2019), and attend the Meeting, you may deliver your completed proxy card in person. However, if you hold your shares in “street name” (not registered in your name): (a) you must return your voting instructions to your broker or nominee so that the holder of record can be instructed how to vote those shares; or (b) if you wish to attend the Meeting and vote in person, you must obtain and bring to the Meeting a proxy signed by the record holder giving you the right to vote the shares on their behalf. (You may not use the voting instruction form provided by your broker or nominee to vote in person at the Meeting.) For directions to the meeting, please contact the Company at 847-956-8000.

Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting and will determine whether or not a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes on (i) the proposal to ratify the selection of the auditor, (ii) proposal related to the SigmaTron International, Inc. 2019 Employee Stock Option Plan, (iii) the proposal related to the advisory approval on the compensation of the Company’s Named Executive Officers, and (iv) the proposal related to the advisory approval regarding the recommendation to select a frequency of future advisory votes on executive compensation. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, or chooses not to exercise its authority (“Broker Non-Votes”), those shares will not be considered as present and entitled to vote with respect to that matter, unless it is a routine matter. Under NASDAQ rules, ratification of the appointment of the Company’s independent auditors is a routine matter, while the election of directors and the advisory votes on executive compensation and the frequency of that rate are nonroutine matters.

Properly executed proxy cards will be voted in the manner directed by the stockholders. If no direction is indicated, such proxies will be voted (i) FOR the election of each nominee named under the caption “Election of two Class II Directors” as set forth therein as a Director of the Company, (ii) FOR the ratification of the selection of BDO USA, LLP as the Company’s registered public accountants, (iii) FOR the adoption of the 2019 Employee Stock Option Plan, (iv) FOR the advisory vote on the approval of the compensation of the Company’s Named Executive Officers and (v) FOR a three-year frequency of advisory votes on executive compensation. If a quorum is present at the Meeting, Directors will be elected by a plurality of the votes cast. The ratification of the selection of auditors and the non-binding, advisory vote on the proposal related to the vote on the compensation of the Company’s Named Executive Officers requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. The non-binding, advisory recommendation of the stockholders regarding the frequency of holding future advisory votes on executive compensation will be that choice which receives a plurality of the votes cast. All other matters submitted for stockholder approval at the Meeting will be decided by the affirmative vote of a majority of the shares present, in person or by proxy, at the Meeting and entitled to vote on the subject matter. Any proxy may be revoked by the stockholder at any time prior to the voting thereof by notice in writing to the Secretary of the Company, either prior to the Meeting (at the above address) or at the Meeting if the stockholder attends in person. A later dated proxy will revoke a prior dated proxy.

All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited on behalf of the Company by Directors, Officers and Employees of the Company by telephone, e-mail or telecopy. The Company will reimburse brokers and others holding common stock as nominees for their expenses in sending proxy material to the beneficial owners of such common stock and obtaining their proxies.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on September 13, 2019.

The Proxy Statement is available at http://www.sigmatronintl.com

As of the date of this Proxy Statement, the Board of Directors knows of no other business, which will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

The information contained in this Proxy Statement relating to the occupations and security holdings of Directors and Officers of the Company and their transactions with the Company is based upon information received from each individual as of July 26, 2019.

HOLDINGS OF STOCKHOLDERS, DIRECTORS

AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding beneficial ownership of common stock as of July 26, 2019 by (i) each Director of the Company and each nominee, (ii) each Executive Officer of the Company, (iii) each person (including any “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known by the Company to own beneficially more than 5% of the outstanding common stock, and (iv) all Directors and Executive Officers as a group. The address of Directors and Executive Officers is c/o SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007.

Beneficial Ownership

Name	Number of Shares(1)	Percent
Beneficial Owners of at least 5% of the outstanding Capital Stock
Peter J. Abrahamson(2)	275,000	6.5%
24156 North Coventry Lane
Lake Barrington, IL 60010

Renaissance Technologies LLC(3)	249,646	5.9%
800 Third Avenue
New York, NY 10022

Fidelity Management & Research Company(4)	232,479	5.5%
82 Devonshire St.
Boston, MA 02109

Cyrus Tang Foundation(5)	226,885	5.4%
8960 Spanish Ridge Ave.
Las Vegas, NV 89148

Royce & Associates, LLC(6)	166,761	3.9%
1414 Avenue of the Americas
New York, NY 10019

Tang Foundation for the Research of Traditional Chinese Medicine(5)	93,875	2.2%
8960 Spanish Ridge Ave.
Las Vegas, NV 89148

Directors, Nominees and Executive Officers
Gary R. Fairhead(7)	141,217	3.2%
John P. Sheehan(7)	64,566	1.5%
Rajesh B. Upadhyaya(7)	44,305	1.0%
Linda K. Frauendorfer(7)	43,250	1.0%
Hom-Ming Chang(7)	38,000	*
Gregory A. Fairhead(7)	36,500	*
James E. Barnes(7)	35,200	*
Daniel P. Camp(7)	28,000	*
Thomas W. Rieck(8)	23,700	*
Bruce J. Mantia	17,000	*
Dilip S. Vyas	12,500	*
Paul J. Plante	12,500	*
Barry R. Horek	12,500	*
All Directors and Executive Officers as a group(9)	509,238	11.2%

  * Less than 1 percent.

(1)

Unless otherwise indicated in the footnotes to this table, the Company believes the persons named in this table have sole voting and investment power with respect to all shares of common stock reflected in this table. As of July 26, 2019, 4,242,508 shares were outstanding, not including certain options held by various

Directors and Officers as noted in subsequent footnotes. This table is based on information supplied by the Company’s Officers, Directors and principal stockholders and by Schedules 13D, 13G and Section 16 filings made with the Securities and Exchange Commission (“SEC”).

(2)	Number of shares owned by Peter J. Abrahamson, as reported on Schedule 13G with the SEC on December 18, 2018.

(3)

Number of shares reported as being beneficially owned by Renaissance Technologies LLC (“RTC”) and Renaissance Technologies Holdings Corporation (“RTHC”), because of RTHC’s majority ownership of RTC, as reported on Schedule 13G filed with the SEC on February 13, 2019. Based upon that Schedule 13G, RTHC, the majority owner of RTC, through its ownership of RTC has sole power to vote or direct the vote (as does RTC) and sole power to dispose or direct the disposition (as does RTC) with respect to 215,046 of the shares indicated, while RTHC and RTC have shared disposition power over the remaining 34,600 shares indicated.

(4)

Number of shares owned by Fidelity Management & Research Company at December 31, 2018, as reported on a Schedule 13G/A filed with the SEC on February 13, 2019. Based upon that Schedule 13G/A, FMR LLC, the sole owner of Fidelity Management & Research Company (“Fidelity”), and Abigail P. Johnson, a director and Vice Chairman and Chief Executive Officer of FMR LLC, through their control of Fidelity, each has sole investment power with respect to all of the shares indicated. The Board of Trustees of Fidelity Low-Priced Stock Fund, a registered investment company advised by Fidelity, holds sole voting power with respect to 206,559 of the shares indicated, which power is carried out by Fidelity pursuant to the Board’s guidelines. FMR LLC holds sold voting power with respect to the remaining 25,950 of the shares indicated.

(5)

The Cyrus Tang Foundation and Tang Foundation for the Research of Traditional Chinese Medicine are not-for-profit foundations. The entities, whose combined ownership represents approximately 7.6% of the outstanding common stock. Based upon a Schedule 13D/A filed with the SEC on October 11, 2012, each respective entity holds sole voting power and sole investment power with respect to all of the shares such entity is indicated as owning.

(6)

Number of shares owned by Royce & Associates, LLC, at December 31, 2018, as reported on Schedule 13G/A filed with the SEC on January 29, 2019. Based upon that Schedule 13G/A, Royce & Associates, LLC, holds the sole voting power and sole investment power with respect to all of the shares indicated.

(7)

The number of shares includes 53,014, 38,000, 36,500, 43,250, 44,305, 38,000, 28,000 and 35,200 shares issuable upon the exercise of currently exercisable stock options (or those exercisable within 60 days) granted to Gary R. Fairhead, John P. Sheehan, Gregory A. Fairhead, Linda K. Frauendorfer, Rajesh B. Upadhyaya, Hom-Ming Chang, Daniel P. Camp and James E. Barnes, respectively.

(8)

In addition to the number of shares set forth on the Beneficial Ownership table, Mr. Rieck is a member of a family investment company, which owns 10,500 shares of the Company’s common stock as of July 26, 2019. Mr. Rieck abstains from all, or has no voting and investment decisions with respect to, such shares.

(9)	Includes 316,269 shares issuable upon exercise of stock options.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company is required to report to stockholders those Directors, Officers and beneficial owners of more than 10% of any class of the Company’s equity securities registered pursuant to Section 12 of the Exchange Act, who fail to file timely reports of beneficial ownership and changes in beneficial ownership, as required by Section 16(a) of the Exchange Act. Based solely upon a review of copies of such reports furnished to the Company, the Company believes that all persons subject to the reporting requirements of Section 16(a) of the Exchange Act timely filed all necessary reports during the fiscal year ended April 30, 2019.

1.     ELECTION OF DIRECTORS

The Company’s Board of Directors consists of seven (7) directors being: (1) Gary R. Fairhead; (2) Linda K. Frauendorfer; (3) Barry R. Horek; (4) Bruce J. Mantia; (5) Paul J. Plante; (6) Thomas W. Rieck; and (7) Dilip S.

Vyas. Pursuant to the Company’s Certificate of Incorporation, the Board of Directors is divided into three classes of Directors, each serving overlapping three-year terms. The term of Class II Directors (Messrs. Horek and Plante) expires in 2019; the term of Class III Directors (Messrs. Fairhead and Vyas) expires in 2020; and the term of Class I Directors (Ms. Frauendorfer and Messrs. Rieck and Mantia) expires in 2021. All Directors of each class will hold their positions until the annual meeting of stockholders in the year indicated above, at which time the term of the Directors in such class expires, or until their respective successors are elected and qualified, subject in all cases to any such Director’s earlier death, resignation or removal.

The Board of Directors has determined that each of the Directors of the Company, with the exception of Mr. Fairhead and Ms. Frauendorfer, are independent under the Nasdaq Stock Market, Inc. (“Nasdaq”) listing standards and the rules of the SEC.

Nominees for Election as Class II Director at the Meeting

If a quorum is present at the Meeting, two Class II Directors will be elected by a plurality of the stockholder votes cast at the Meeting, each to serve until the 2022 Annual Meeting of Stockholders or until such Director’s successor shall be elected and qualified, subject to such Director’s earlier death, resignation or removal. Abstentions and Broker Non-Votes will have no effect on the vote. Shares represented by executed proxies will be voted, if the authority to do so is not withheld, for the election of each nominee named below. The stockholders do not have cumulative voting rights with respect to the election of Directors. The following persons have been nominated as a Class II Director:

Name	Age
Barry R. Horek Class II	67	Barry R. Horek has served as a Director of the Company since August 2011. He is a stockholder of the Company. Mr. Horek has been a member of the Audit and Nominating Committees since August 2011. For over 30 years, Mr. Horek was with the accounting firm of Ernst & Young LLP, where he served as a tax partner from 1987 until his retirement in 2007. During that time, he served a variety of multinational privately owned and public company clients specializing in manufacturing and consumer products. During his tenure at Ernst & Young LLP, Mr. Horek also served as an area tax business unit leader for the firm’s Entrepreneurial Services Practice and as an Area Director for Tax Policy Implementation where he was responsible for monitoring quality and regulatory compliance. From 1985 to 2001, Mr. Horek served as the lead tax advisor to the Company and its predecessors. From 2007 through 2014, Mr. Horek continued to consult with numerous companies on corporate accounting and tax matters. During the 2008-2009 academic years, Mr. Horek also taught intermediate accounting at North Central College in Naperville, Illinois. He served on the Board of Directors of Loaves and Fishes Community Services, a not for profit food pantry, from 2008 to June 30, 2015 of which he served as Treasurer from July 1, 2009 to June 30, 2010, Vice Chairman from July 1, 2010 to June 30, 2012 and as Chairman from July 1, 2012 to June 30, 2014. Effective July 1, 2018, he was reappointed to the Board. He also currently serves on the audit committee of the DuPage Foundation. Mr. Horek holds a Bachelor’s Degree in Business Administration from Carthage College and a Master of Science in Taxation from DePaul University. The Board of Directors believes Mr. Horek’s extensive business and financial background and experience in the manufacturing and consumer products business segment make him well-qualified to serve as a Director.

Name	Age
Paul J. Plante Class II	61	Paul J. Plante has served as a Director of the Company since August 2011. Mr. Plante has been a member of the Audit and Compensation Committees since August 2011. He is a stockholder of the Company. From December 2008, to the present, Mr. Plante has been the President and owner of Florida Fresh Vending, LLC. a privately held company, with vending machines throughout Central Florida. In October 2011, Mr. Plante began serving as a member of the Board of Directors of Richardson Electronics Ltd., a publicly traded company. Richardson Electronics provides engineered solutions, power grid and microwave tubes and related consumables and customized display solutions. Mr. Plante served from February 2007 to May 2008, as Vice President – Medical Industry Solutions of Kimball Electronics Group, an electronic manufacturing services company that serves, among others, the medical industry. From September 1986 through February 2007, Mr. Plante served in various capacities for Reptron Electronics, Inc., a publicly traded electronic manufacturing and distribution services company located in Tampa, Florida, until its acquisition by Kimball Electronics Group. From September 1986 to March 1994, Mr. Plante served as Reptron’s Chief Financial Officer. From March 1994 through February 2004, Mr. Plante served as Reptron’s President and Chief Operating Officer and from February 2004 through February 2007, served as President and Chief Executive Officer. He holds a Bachelor’s Degree in Accounting from Michigan State University and a Master’s of Business Administration from the University of South Florida. The Board of Directors believes Mr. Plante’s extensive history of management and business experience, particularly in the customized electronics and manufacturing industry, coupled with his financial background, make him well-qualified to serve as a Director.

The Board of Directors recommends that you vote in favor of the nominees named above.

The Board of Directors knows of no reason why the foregoing nominees will be unavailable or will decline to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. The enclosed proxy cannot be voted for more than two persons—the number of nominees named in this proxy statement.

Name	Age	Directors Whose Terms Extend Beyond The Meeting Principal Occupation(s) During Past Five Years and Other Public Directorships
Linda K. Frauendorfer Class I	58	Linda K. Frauendorfer has served as a Director of the Company since August 2011. Ms. Frauendorfer has served as Chief Financial Officer of the Company since February 1994 and previously as the Corporate Controller from June 1991 through January 1994. Ms. Frauendorfer’s public company experience includes all aspects of the U.S. and foreign accounting and finance functions, corporate governance and regulatory compliance, foreign operations, SEC compliance, investment and commercial banking, mergers and acquisitions, stockholder relations and human resources. Ms. Frauendorfer holds a Bachelor of Science, Business Administration from The Ohio State University and received her Master Board Certification and Director Professionalism Education Certification from the National Association of Corporate Directors, Chicago. Ms. Frauendorfer participates in the National Association of Corporate Directors continuing education programs and is a member of that organization. Ms. Frauendorfer has broadened her experience and served on the Board Access Committee of the Chicago Financial Exchange and is a member of Women Corporate Directors. The Board of Directors believes Ms. Frauendorfer’s extensive business and financial background, her long tenure as the Company’s Chief Financial Officer, and her extensive experience in corporate governance, regulatory compliance, SEC compliance, and stockholder relationships make her well-qualified to serve as a Director.

Name	Age	Directors Whose Terms Extend Beyond The Meeting Principal Occupation(s) During Past Five Years and Other Public Directorships
Bruce J. Mantia Class I	72	Bruce J. Mantia has served as a Director of the Company since August 2011. He is a stockholder of the Company. Mr. Mantia has been the Chairman of the Compensation Committee since August 2011. Mr. Mantia joined the accounting firm, Ernst & Young LLP, in 1973 and served Ernst & Young in various capacities until his retirement in June 2005. From July 2005 through October 2007, Mr. Mantia served as a consultant to Ernst & Young LLP. Mr. Mantia provided audit services to mainly publicly held companies. From 1984 through 1988, Mr. Mantia was the lead partner on the audit team of the Company’s predecessor. Subsequent to 1988, Mr. Mantia served in various roles in Ernst & Young’s national office, including as a member of the Operating Committee, as National Director of Total Quality Management, and National Director and Vice-Chair of Human Resources. He served as Office Managing Partner of the Stamford, Connecticut office from February 1997 to June 2005. Mr. Mantia was a member of the Chicago 2016 Olympic Committee management team from November 2006 to July 2007, serving as its acting Chief Financial Officer during that period. Mr. Mantia holds a Bachelor of Science in Accounting from the University of Illinois at Chicago. The Board of Directors believes Mr. Mantia’s extensive business and financial background, local and national management experience and his experience with the auditing of public companies make him well-qualified to serve as a Director.

Thomas W. Rieck Class I	74	Thomas W. Rieck has served as a Director of the Company since its formation in November 1993. He is a stockholder of the Company. At that time, he was a Director and Secretary of Circuit Systems, Inc., a circuit board maker located in Elk Grove Village, Illinois, which acted as a supplier to the Company. He has served on the Nominating Committee and is presently Chairman of the Audit Committee and the Company’s Audit Committee financial expert. Prior to the time of the Company’s initial public offering and since such offering to 2014, he was President of Rieck and Crotty P.C., a Chicago law firm. He has concentrated his practice in the representation of private and public corporations in all aspects of corporate law, including, but not limited to, securities, tax, and transactional matters. He has served on the Board of Directors of numerous public and private companies. He holds a Bachelor’s degree in accounting from the University of Notre Dame, a Certified Public Accounting degree from the University of Illinois, and a law degree from Northwestern University. The Board of Directors believes Mr. Rieck’s extensive legal, business and financial background, including his status as an audit committee financial expert, make him well-qualified to serve as a Director.

Name	Age	Directors Whose Terms Extend Beyond The Meeting Principal Occupation(s) During Past Five Years and Other Public Directorships
Gary R. Fairhead Class III	67	Gary R. Fairhead has served as the President and Chief Executive Officer and a Director of the Company since its formation in November 1993, and as Chairman of the Board of Directors of the Company since August 2011. He is a stockholder of the Company. Mr. Fairhead joined Wall-Able Manufacturing Company, a predecessor of the Company, as its Controller in 1981. Mr. Fairhead led a group of investors in purchasing the business of the predecessor in February 1990. Mr. Fairhead led the business as President and Chief Executive Officer first of SigmaTron, Inc. and then of SigmaTron L.P., the immediate predecessor of the Company, between February 1990, and November 1993. Mr. Fairhead also currently serves as a Trustee of Central States Joint Board Health and Welfare Trust Fund. Mr. Fairhead holds a Bachelor’s of Science degree from Purdue University and Master’s degree in Industrial Administration from the Krannert School of Business, Purdue University. The Board of Directors believes Mr. Fairhead’s extensive business, management and financial background, in addition to his lengthy tenure as Chief Executive Officer and a Director of the Company, make him well qualified to serve as a Director. Gary R. Fairhead and Gregory A. Fairhead are brothers. Gregory A. Fairhead serves as Executive Vice President and Assistant Secretary of the Company.

Dilip S. Vyas Class III	71	Dilip S. Vyas has served as a Director of the Company since the formation of the Company in November 1993. He has served on our Audit Committee and is currently the Company’s Lead Director, and has served as Chairman of the Nominating Committee and member of the Compensation Committee since August 2011. He is a stockholder of the Company. Mr. Vyas was a Director of and the Vice President, Business Development and Chief Financial Officer of Circuit Systems, Inc., a printed circuit board manufacturer, from 1981 to 2001. Mr. Vyas managed virtually all aspects of accounting and finance and many of the operations of this publicly traded company, including bank relations, purchasing, production plans, and scheduling and design and maintenance of information systems, human resource management, and stockholder relations. Mr. Vyas also served as a member of the Board of Directors of Circuit Systems India, a printed circuit board manufacturer, listed on the India stock exchange, from November 2007, to January 2012. Mr. Vyas holds a Bachelor of Engineering degree from the University of Gujarat in India and a Master of Business Administration degree from the University of Illinois, Chicago. The Board of Directors believes Mr. Vyas is well qualified to serve as director because of his long tenure as a SigmaTron Director, the customer relationships he maintains within the electronic manufacturing service industry, and his business, management and financial background.

2.    PROPOSAL TO RATIFY SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors will recommend at the Annual Meeting that the stockholders ratify the appointment of the firm of BDO USA, LLP to audit the accounts of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting, have the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions. BDO USA, LLP was recommended by the Audit Committee and the Board of Directors as the independent registered public accountants for fiscal year 2020.

In connection with the audits for the years ended April 30, 2019 and 2018, the Company has had no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO USA, LLP would have caused it to make reference thereto in its report on the consolidated financial statements for 2019 and 2018.

The ratification of the selection of auditors requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Broker Non-Votes, while considered present at a meeting and included in the determination of whether a quorum exists, are not considered entitled to vote. Thus, Broker Non-Votes will have no effect on this proposal. Abstentions will have the same effect as negative votes.

The Board of Directors recommends that you vote in favor of ratification of the selection of BDO USA, LLP as the Company’s registered public accountants for the fiscal year ending April 30, 2020.

AUDIT FEES AND AUDIT RELATED FEES

FISCAL YEARS 2019 AND 2018 AUDIT FIRM FEE SUMMARY

During fiscal years 2019 and 2018, the Company retained BDO USA, LLP as its auditor to provide services as defined below. The following amounts were charged by BDO USA, LLP for services provided in fiscal years 2019 and 2018.

	2019	2018
Audit Fees	$302,692	$300,714

Fees for audit services billed in 2019 and 2018 consisted of:

•	Audit of the Company’s annual financial statements and reviews of quarterly financial statements

There were no other fees charged by BDO USA, LLP in fiscal years 2019 and 2018.

As described in the Audit Committee Charter, it is the Audit Committee’s policy and procedure to review, consider, and ultimately pre-approve, where appropriate, all audit and non-audit engagement services to be performed by the registered public accountants. The Audit Committee pre-approved 100% of the services associated with the fees described above.

3.    PROPOSAL TO APPROVE THE 2019 EMPLOYEE STOCK OPTION PLAN

On May 30, 2019, the Board of Directors of the Company adopted, subject to stockholder approval, the SigmaTron International, Inc. 2019 Employee Stock Option Plan (the “2019 Employee Plan”). The purpose of the 2019 Employee Plan is to permit the Company and its subsidiaries to attract and retain as employees individuals of initiative and ability and to provide additional employee incentives to existing employees.

On July 26, 2019, the last reported sale price of the Company’s Common Stock on the Nasdaq Small-Cap Market, on which the Company’s stock is listed, was $4.95 per share.

Summary of 2019 Employee Plan

The 2019 Employee Plan will be construed, interpreted and administered by the Compensation Committee (“the Committee”). The Committee has the discretion to determine the individuals to whom options are granted, the number of shares subject to the options, the exercise price of the options (but in no event less than the minimum required in order to comply with applicable law), the period over which the options become exercisable, the term of the options (including the period after termination of employment during which an option may be exercised) and certain other provisions related to the options. Individuals who are selected to receive options will sign an option agreement with the Company setting forth the terms and restrictions applicable to their options.

Under the 2019 Employee Plan, the Committee may grant options for an aggregate maximum of 150,000 shares of the Company’s Common Stock to employees of the Company and its subsidiaries, including the Company’s executive officers. The number of shares available for the grant of options under the Plan and the number of shares included in each outstanding option are subject to adjustment upon recapitalizations, stock splits or other similar events that cause changes in the Company’s Common Stock. The Company must retain sufficient authorized but unissued shares of Common Stock to assure itself of its ability to perform its obligations under the 2019 Employee Plan. Shares of Common Stock underlying options that expire unexercised will be available for future option grants under the Plan.

The 2019 Employee Plan provides for the grant of incentive stock options (“Incentive Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and non-statutory stock options that do not qualify as Incentive Options.

The option exercise price per share for each option granted under the 2019 Employee Plan shall be not less than the closing price of the Common Stock on the Nasdaq Small-Cap Market on the trading day immediately preceding the date of grant. An option may be exercised by the payment of the exercise price (i) in cash or by check, (ii) through the exchange of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price, (iii) through a broker-assisted “cashless” exercise transaction, through a broker selected by the employee without assistance of the Company in arranging such transaction, or (iv) by any other payment means approved by the Committee.

The maximum term of any options granted under the 2019 Employee Plan is ten years. Subject to that limitation, the Committee has discretion to decide the period over which options may be vested and exercised. In addition, unvested options will terminate immediately upon termination of employment, disability or death. All outstanding options granted under the 2019 Employee Plan shall immediately become exercisable in full upon a Corporate Transaction (as defined in the Plan and generally covering a sale of the Company) provided that the Corporate Transaction closes. Any options not exercised within that period expire.

An optionee may exercise a Non-Statutory Option that has vested if the optionee has been employed by the Company continuously since the date the option was granted. If an optionee’s employment is terminated for cause (as defined in the 2019 Employee Plan), the optionee has three months (or the remainder of the original term of the exercise period, whichever is shorter) to exercise any Non-Statutory Options vested as of the date of termination; all unvested Non-Statutory Options expire. If an optionee’s employment is terminated for a reason other than for cause, including voluntary termination, death or disability, all unvested Non-Statutory Options expire while all vested Non-Statutory Options may be exercised for the remainder of their terms. The same provisions apply to Incentive Options except that an optionee whose employment is terminated must exercise vested Incentive Options within three months after the date of termination or the expiration of the original exercise period, whichever is shorter.

Except as otherwise provided in the applicable option agreement, all options granted under the 2019 Employee Plan shall not be transferable unless (a) the transfer is (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order, (iii) to a Permitted Transferee, (as defined in the 2019 Employee Plan), or (iv) to a trust or other entity controlled by the optionee or a Family Member (as defined in the 2019 Employee Plan; generally family members or trusts or other entities controlled by the optionee or a family member); (b) the transfer is a gift; and (c) the option continues to be subject to the same terms as before the transfer.

The Committee is authorized to condition the grant of options upon the receipt of the agreement by the optionee not to compete with the Company during the term of employment and for such period thereafter and containing such other terms as are determined by the Committee.

No options have been granted under the 2019 Employee Plan.

Income Tax Consequences

Generally, for federal income tax purposes, Non-Statutory Options will not result in any taxable income to the optionee at the time of grant. The optionee will realize ordinary income, however, at the time of the exercise of the option, in an amount measured by the excess of the fair market value of the optioned shares at the time of exercise over the option exercise price, regardless of whether the exercise price is paid in cash or shares.

Where ordinary income is recognized in connection with the exercise of an option, the Company will be entitled to a deduction in the amount of ordinary income so recognized, provided, among other things, that the Company complies with applicable tax withholding requirements.

No income is recognized for federal income tax purposes when an Incentive Option is exercised and no deduction is available to the Company. Incentive Options will be taxed as Non-Statutory Options if shares of Common Stock purchased upon exercise of the Incentive Option are sold within one year after the exercise or two years after the date the Incentive Option is granted.

The Board of Directors recommends that the stockholders vote FOR the adoption of the 2019 Employee Plan.

The adoption of the 2019 Employee Plan requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Broker Non-Votes, while considered present at a meeting and included in the determination of whether a quorum exists, are not entitled to vote. Thus, Broker Non-Votes will have no effect. Abstentions will have the same effect as negative votes. The 2019 Employee Stock Option Plan is included in this Proxy Statement under the heading Appendix A.

CORPORATE GOVERNANCE

Our Board of Directors determined that each of Messrs. Horek, Mantia, Plante, Rieck and Vyas are independent under the rules of Nasdaq. Accordingly, our Board of Directors currently has a majority of independent Directors under the rules of Nasdaq. Our Board of Directors has determined that our independent Directors shall have regularly scheduled meetings at which only the independent Directors are present. Generally, the independent Directors meet separately at each regularly scheduled Board meeting.

Director Committees; Board Meetings

In accordance with the requirements of the Exchange Act and rules promulgated thereunder, the Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee. The Audit Committee Charter, Compensation Committee Charter and the Nominating Committee Charter are available on the Company’s website at www.sigmatronintl.com. The Company believes that the composition of these committees meets the criteria for independence under, and the functioning of these committees complies with, the applicable requirements of the current listing standards of Nasdaq and the SEC’s rules and regulations promulgated under the Sarbanes-Oxley Act of 2002 as set forth below.

The functions of the Audit Committee are to: (1) select and evaluate the performance of the independent accountants; (2) review the audits of the financial statements of the Company and the scope of the audit; (3) review with the independent accountants the corporate accounting and financial reporting practices and policies and recommend to whom reports should be submitted to within the Company; (4) review with the independent accountants their final report; (5) review with the internal and independent accountants overall accounting and financial controls; and (6) be available to the independent accountants and management for consultation purposes. The Audit Committee is currently comprised of three members: Messrs. Rieck (Chairman), Horek and Plante. The Board of Directors has determined that each of the members of the Audit Committee is independent under the rules of the SEC and Nasdaq. Mr. Rieck has been determined to be an Audit Committee financial expert as defined in Item 407 of Regulation S-K promulgated under the Exchange Act. The Board of Directors has adopted a written charter for the Audit Committee, which was revised and restated on May 30, 2019, and is available on the Company’s website at www.sigmatronintl.com. The Charter of the Audit Committee is included in this Proxy Statement under the heading Appendix B.

The functions of the Compensation Committee are: (1) to review and recommend to the Board of Directors annual salaries and bonuses for all Executive Officers of the Company; (2) to review and recommend to the Board of Directors compensation for the Directors; (3) to review and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto; and (4) to administer the Company’s stock option plans. While the Chief Executive Officer of the Company may make recommendations regarding such salaries, compensation and terms and conditions of employment, the Compensation Committee reviews any such recommendations independently and is responsible for making final recommendations to the full Board of Directors. Messrs. Mantia (Chairman), Plante, and Vyas are members of the Compensation Committee. The Board of Directors has determined that each of the members of the Compensation Committee is independent under the listing standards of Nasdaq. The Compensation Committee has authority to select and hire outside consultants and shall have full access to the Human Resources Department or other Company employees to assist in the evaluation of executive officer compensation and may approve the fees and other retention terms of any consultants hired by the Compensation Committee. The Compensation Committee may also obtain advice and assistance from legal, accounting or other advisors selected by the Compensation Committee. The Board of Directors has adopted a written charter for the Compensation Committee and is available on the Company’s website at www.sigmatronintl.com.

The functions of the Nominating Committee are to: (1) review and recommend to the Board of Directors the size and composition of the Board of Directors and a slate of nominees for each election of members to the Board of Directors; (2) review and recommend changes to the number, classification and term of Directors; (3) identify and recommend to the Board of Directors candidates to fill appointments to Board committees; (4) develop, assess and make recommendations to the Board of Directors concerning appropriate corporate governance policies; (5) identify and recommend to the Board of Directors candidates to fill a vacancy in the offices of President and Chief Executive Officer; and (6) review nominations by stockholders with regard to the nomination process and to establish the procedures by which stockholder candidates will be considered. The members of the Nominating Committee are Messrs. Vyas (Chairman), Horek and Rieck. The Board of Directors has determined that each of the members of the Nominating Committee is independent under Nasdaq listing standards.

The Nominating Committee begins the process of identifying Director candidates by evaluating the current composition of the Board; the Company’s operating requirements, and the long-term interests of the Company’s stockholders. The Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee conducts all appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. In the case of incumbent Directors whose terms of office are set to expire, the Nominating Committee reviews such Directors’ overall service during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such Directors’ independence. The Nominating Committee meets to discuss and consider each candidate’s qualifications and then selects those it considers to be appropriate nominees by majority vote for recommendation to the Board. To date, the Nominating Committee has not paid a fee to any third party to assist in the process of identifying or evaluating Director candidates.

In evaluating and determining whether to recommend a person as a candidate for election as a Director, the Nominating Committee’s criteria reflects the requirements of the Nasdaq rules with respect to independence as well as the following factors: the needs of the Company with respect to the particular talents and experience of its Directors; personal and professional integrity of the candidate; the level of education and/or business experience of the candidate; broad-based business acumen of the candidate; the candidate’s level of understanding of the Company’s business and the electronic manufacturing services industry; the candidate’s abilities for strategic thinking and willingness to share ideas; and the Board of Directors’ need for diversity of experiences, expertise and background. The Nominating Committee will use these criteria to evaluate all potential nominees.

The Company does not have a diversity policy with respect to its Directors. However, in considering whether to recommend any Director nominee, including candidates recommended by stockholders, the Nominating Committee will consider the factors above, including the candidate’s diversity of experiences, expertise, ethnicity, gender and background. The Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the Directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

The Nominating Committee will consider proposed nominees whose names are submitted to it by stockholders. The Nominating Committee has not adopted a formal process for that purpose because it believes that the Nominating Committee’s process for considering stockholder nominees has been and remains adequate. Historically, stockholders have not proposed any nominees. The Nominating Committee intends to review periodically whether a formal process should be adopted, including whether all stockholder nominations comply with the notice provisions of the Company’s by-laws which generally require that such notice be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to a regularly scheduled Annual Meeting of Stockholders, or within 10 days after receipt of notice of an Annual Meeting of Stockholders if the date of such meeting has not been publicly disclosed within 70 days prior to the meeting date.

Board Meetings

The Board of Directors held 12 meetings either in person or by telephone conference during the fiscal year ended April 30, 2019. The Compensation Committee held 5 meetings in person or by telephone conference and the Audit Committee held 11 meetings in person or by telephone conference during the fiscal year 2019. The Nominating Committee held 1 meeting during the fiscal year 2019. All Directors attended at least 75% of the meetings of the Board and each of the committees of which they were members. In fact, all Directors attended at least 90% of the meetings of the Board and each of the committees of which they were members. The Company has a policy of encouraging all Directors to attend in person the Annual Meeting of Stockholders. All Directors attended the Company’s 2018 Annual Meeting of Stockholders.

Board Leadership Structure and Role in Risk Oversight

The Company believes that the service of Gary R. Fairhead as both Chairman of the Board and Chief Executive Officer is in the best interest of the Company and its stockholders. Mr. Fairhead possesses detailed and in-depth knowledge of the opportunities and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. The Board believes his role as Chairman of the Board and Chief Executive Officer promotes consistent leadership, engenders accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to its stockholders, employees, and customers. The Company believes the Board’s administration of its risk oversight function to date has had a positive effect on the Board’s leadership structure.

Consistent with the Company’s corporate governance guidelines and because Mr. Fairhead is the Chairman of the Board as well as Chief Executive Officer, the Board has designated one of its members to serve as a Lead Independent Director (“Lead Independent Director”). Dilip S. Vyas was appointed Lead Independent Director by all the Directors in September 2011, and he continues to serve as Lead Independent Director. Mr. Vyas’ responsibilities include the following roles:

1.	to preside over executive sessions of the independent Directors;

2.	to chair meetings of the Board of Directors in the absence of the Chairman of the Board;

3.	to act as a liaison between the independent Directors and the Chairman of the Board;

4.	to coordinate with the Chairman of the Board regarding meeting agendas and schedules;

5.	to coordinate with the Chairman of the Board regarding information flow to the Board;

6.	to be available for consultation and communication with stockholders, as appropriate; and

7.	to call meetings of the independent Directors as appropriate.

The Company believes that it maintains strong corporate governance processes intended to ensure that its independent Directors will continue to effectively monitor management and provide leadership on key issues such as strategy, risk and integrity. The Board has primary responsibility for the oversight of risks to the Company and has assigned to its committees the oversight of risks applicable to their particular area. Each committee of the Board is comprised solely of independent Directors. Consequently, independent Directors oversee such critical matters as the integrity of financial statements; the compensation of Executive Officers, including the Chief Executive Officer; financial commitments for capital projects; the selection and evaluation of Directors and Executive Officers; and the development and implementation of corporate governance programs. Each Board committee and the independent Directors as a group routinely have independent sessions without management present.

Management, the Company’s Corporate Counsel, and the Board of Directors discuss risks, both during and outside of Board meetings. These discussions identify Company risks, which are prioritized and assigned to the appropriate Board committee or the full Board for oversight. Internal control and financial risks are overseen by the Audit Committee; compensation risks are overseen by the Compensation Committee; Chief Executive Officer succession planning is overseen by the Nominating Committee and reviewed by the independent Directors; compliance risks are typically referred to the full Board; and matters arising under the Company’s Code of Conduct or Code of Ethics for Senior Financial Management are handled by Corporate Counsel. Management regularly reports on each risk to the relevant committee or the Board, and material risks identified by a relevant committee are then presented to the full Board. The Company’s risk management program as a whole is reviewed annually at a meeting of the Board. Additional review or reporting on Company risks is conducted as needed or as requested by the Board or Committee. Coordination of management’s review of these risks is performed by the Company’s Corporate Counsel.

Stockholder Communications with the Board of Directors

Stockholders can contact the Board of Directors or any of the individual Directors by contacting: Henry J. Underwood, Corporate Counsel, Howard & Howard Attorneys PLLC, by regular mail at 200 South Michigan Avenue, Suite 1100, Chicago, IL 60604. Inquiries will be reviewed, sorted and summarized by the Corporate Counsel before they will be forwarded to the Board of Directors or to an individual Director.

EXECUTIVE COMPENSATION

The Employee Plan:

On July 12, 2018, the Board of Directors adopted the SigmaTron International, Inc. Employee Bonus Plan for Fiscal Year 2019 (“Employee Plan”) applicable to all U.S. payroll non-union employees of the Company (“Employee Participants”), all full-time employees of the Company with a corporate position of vice president or higher (“Officers”) and all employees designated by the Company as an executive officer pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (“Executive Officers”).

The stated purpose of the Employee Plan is to align stockholder, employee and officer objectives, to motivate employees of the Company and to increase stockholder value. The Employee Plan is administered and interpreted by the Board and, in its entirety, is subject to amendment, suspension or termination by the Board.

Pursuant to the Employee Plan, a Bonus Pool, calculated as a percentage of Pre-Tax Income (as defined in the Employee Plan) pursuant to the scale set forth in the Employee Plan, was created. The Company’s Chief Executive Officer submitted to the Compensation Committee a recommendation (i) of target objectives for each Executive Officer and (ii) for a specified percentage or dollar allocation of the Bonus Pool for each Executive Officer and Officer, individually, and all of the Employee Participants, in the aggregate. The Compensation Committee reviewed such submissions for recommendation to the Board. Awards to Executive Officers under the Employee Plan were based, in part, on the Executive Officer achieving the Executive Officer’s specified target objectives and, in any event, were subject to the sole discretion of the Board. Awards to Employee Participants under the Employee Plan were contingent upon the Company being in compliance with all of the Company’s covenants under its primary credit facility or having obtained a waiver thereof, at the end of the Company’s 2019 fiscal year.

At the end of fiscal year 2019, the Company awarded no bonuses pursuant to the Employee Plan discussed above.

SUMMARY COMPENSATION TABLE

The individuals listed in the following table are referred to as our “Named Executive Officers” throughout this proxy statement. The following table sets forth a summary of all compensation paid by the Company for its fiscal years ended April 30, 2019 and 2018 to the Company’s Named Executive Officers:

		Annual Compensation				Option Awards ($)		All Other Compensation ($)		Total Compensation ($)
Name and Principal Position		Salary ($)		Bonus ($)
Gary R. Fairhead	2019	297,492	(1)	—		25,259	(4)	3,100	(3)	325,851
President and	2018	300,000	(1)	20,000	(2)	—		3,946	(3)	323,946
Chief Executive Officer
Rajesh B. Upadhyaya	2019	248,115		—		19,740	(4)	3,054	(3)	270,909
Executive Vice President,	2018	253,314		17,500	(2)	—		3,518	(3)	274,332
West Coast Operations
Linda K. Frauendorfer	2019	226,558	(1)	—		19,740	(4)	2,741	(3)	249,039
Chief Financial Officer,	2018	222,641	(1)	17,500	(2)	—		3,065	(3)	243,206
Vice President, Finance,
Treasurer and Secretary.

(1)

Although Gary R. Fairhead and Linda K. Frauendorfer served as Directors in fiscal years 2019 and 2018, they did not receive any compensation for serving in such capacity as it is Company policy to compensate only non-employee Directors.

(2)	Represents bonuses earned in fiscal 2018 and paid in fiscal 2019.

(3)	Includes match and contributions to the Company’s 401(k) plan made by the Company.

(4)	Fair value of options granted on December 11, 2018.

Employment Contracts, Termination of Employment and Change of Control Agreements

The Company adopted an Amended and Restated Change-in-Control Severance Payment Plan on March 11, 2014 (the “CIC Plan”), which covers Named Executive Officers and certain other Officers of the Company (each a “CIC Participant”). Under the terms of the CIC Plan, each CIC Participant is entitled to the payment of severance pay in the event such CIC Participant’s employment with the Company is involuntarily terminated within twenty-four months of a change of control of the Company. The amount of severance pay to which a CIC Participant may be entitled under the CIC Plan is a function of the CIC Participant’s average income paid by the Company to such CIC Participant for five calendar years ending immediately prior to the Change-in-Control.

In general, for purposes of the CIC Plan, a change of control will be deemed to have occurred when (a) the acquisition by an entity, person or group of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, of more than 20% in the aggregate of the outstanding capital stock of the Company entitled to vote for the election of directors, (b) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who are directors of the Company before the transaction shall cease to constitute a majority of the board or the board of directors of any successor to the Company, (c) the Company becomes a party to a merger, consolidation or share exchange in which either (i) the Company will not be the surviving company or (ii) the Company will be the surviving company and any outstanding shares of common stock of the Company will be converted into shares of any other company (other than a reincorporation or the establishment of a holding company involving no change of ownership of the Company) or other securities or cash or other property (excluding payments made solely for fractional shares), (d) more than 50% of the assets and business of the Company are sold, transferred or assigned to, or otherwise acquired by, any other unrelated entity or entities, or (e) all or substantially all of the assets and business of a CIC Participant’s operation are sold, transferred or assigned to, or otherwise acquired by, any other unrelated entity or entities (“Change-in-Control”). In general, a CIC Participant’s employment will be deemed to have been involuntarily terminated under the CIC

Plan in the event of such employee’s termination by the Company for a reason other than (w) for cause (as defined in the Plan), (x) death, (y) disability, or (z) that employee’s voluntary retirement or resignation except on account of the reasons set forth in the CIC Plan (which in general would result in a constructive discharge).

The CIC Plan provides for automatic reduction of the amounts to be paid out under the CIC Plan in the event such amounts would constitute “parachute payments” under the Internal Revenue Code. Disputes concerning the CIC Plan and benefits under the CIC Plan are subject to arbitration.

Potential Severance Payments upon Change-In-Control

The following table describes approximate potential severance payments under the CIC Plan to which the Named Executive Officers would be entitled upon Change-In-Control of the Company, assuming that the Change-In-Control of the Company occurred on April 30, 2019 and all participants actually participated in the severance payment. The actual amount of payments can only be determined at the time of a Change-In-Control and will vary from the estimated amounts in the table below.

	Gary R. Fairhead	Rajesh B. Upadhyaya	Linda K. Frauendorfer
Change-In-Control Payment	$1,000,000	$874,871	$783,827

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

The following table sets forth certain information with respect to each Named Executive Officer of the Company concerning any unexercised options held as of the end of fiscal year 2019.

Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
	Exercisable	Unexercisable
Gary R. Fairhead	5,100	—	3.60	07/18/22	(1)
	30,000	—	6.45	07/31/25	(2)
	17,914	—	3.20	12/10/28	(3)
Rajesh B. Upadhyaya	5,305	—	3.60	07/18/22	(1)
	25,000	—	6.45	07/31/25	(2)
	14,000	—	3.20	12/10/28	(3)
Linda K. Frauendorfer	4,250	—	3.60	07/18/22	(1)
	25,000	—	6.45	07/31/25	(2)
	14,000	—	3.20	12/10/28	(3)

(1)	Vesting date was July 1, 2012

(2)	Vesting date was August 1, 2015

(3)	Vesting date was December 11, 2018

EQUITY AWARDS GRANTED IN FISCAL YEAR 2019

	Number of Options Awards	Grant Date	Grant Date Fair Value of Option Awards $
Gary R. Fairhead	17,914	12/11/18	25,259
Rajesh B. Upadhyaya	14,000	12/11/18	19,740
Linda K. Frauendorfer	14,000	12/11/18	19,740

DEFINED CONTRIBUTION PLAN

The Company has established a tax-qualified defined contribution 401(k) retirement plan for U.S. employees, which includes Officers. The 401(k) Plan provides for Company matching of employee contributions up to $300 per employee per year and the Company has historically made a plan contribution of 1% of an employee’s compensation.

COMPENSATION OF DIRECTORS

The Company pays non-employee Directors $4,950 per month. The Chairman of the Audit and Compensation Committees are paid an additional $550 and $275 per month, respectively. The Lead Independent Director receives an additional $275 per month. In accordance with Company policy, directors who are also employees of the Company do not receive the remuneration described in this paragraph. In addition, non-employee Directors are awarded restricted stock pursuant to the 2018 Non-Employee Director Restricted Stock Plan (the Director Plan).

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Barry R. Horek	59,400	14,375	73,755
Bruce J. Mantia	62,700	14,375	77,075
Paul J. Plante	59,400	14,375	73,775
Thomas W. Rieck	66,000	14,375	80,675
Dilip S. Vyas	62,760	14,375	77,135

It is the Company’s policy to compensate only non-employee Directors.

(1)

On October 1, 2018, the Company granted 2,500 shares to each non-employee Director pursuant to the Director Plan. A total of 12,500 restricted shares were granted which vested six months from the date of grant (April 1, 2019).

(2)

Represents the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. At April 30, 2019, the aggregate number of shares of common stock of the Company granted pursuant to the Director Plan for each non-employee Director was as follows: Mr. Horek, 2,500 shares; Mr. Mantia, 2,500 shares; Mr. Plante, 2,500 shares; Mr. Rieck, 2,500 shares; Mr. Vyas, 2,500 shares.

4.    ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION

(“SAY-ON-PAY PROPOSAL”)

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and Section 14A of the Exchange Act, the Company is seeking stockholder approval, on an advisory, non-binding basis, for the compensation of the Company’s Named Executive Officers (“Say-on-Pay Proposal”). This Say-on-Pay Proposal gives stockholders the opportunity to express their views on the Company’s compensation of its Named Executive Officers disclosed in the executive compensation tables and Executive Compensation Section of this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers. The timing of future votes will be determined by the Board, but will occur no less frequently than every three years.

The Company’s compensation programs for Executive Officers are designed to attract, motivate and retain talented executives who are critical to the success of the Company. The Compensation Committee reviews and recommends to the Board of Directors compensation paid or awarded to the Company’s Executive Officers. The

Company is requesting its stockholders to indicate their support for compensation of its Named Executive Officers by approving the following resolution:

“RESOLVED, that the stockholders of SigmaTron International, Inc. approve the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, in the executive compensation tables and related narrative discussion set forth in the Company’s 2019 Proxy Statement.”

Assuming that a quorum is present, the non-binding, advisory resolution requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote on the matter.

Because your vote is advisory, it will not be binding upon the Board of Directors and may not be construed as overruling a decision or creating or implying any change to the fiduciary duties of the Board of Directors. However, the Board of Directors values the opinions of the Company’s stockholders and will consider the outcome of the vote when reviewing and recommending future executive compensation arrangements.

The Board of Directors unanimously recommends that you vote “For” the resolution approving the Company’s compensation for its Named Executive Officers.

5.    ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY

VOTE ON THE SAY-ON-PAY PROPOSAL

Pursuant to the Dodd-Frank Act and Section 14A of the Exchange Act, the Company is seeking stockholder recommendation, on an advisory, non-binding basis, regarding the frequency of holding stockholder advisory votes on the Say-on-Pay Proposal. In particular, the stockholders are asked to vote on whether a Say-on-Pay Proposal advisory vote should occur every year, every two years, or every three years or to abstain. The Board will seek this vote in future years no less frequently than once every six calendar years.

As a result of the advisory vote of the stockholders at the 2017 Annual Stockholders Meeting, the Board of Directors decided to hold at this year’s Annual Stockholders Meeting an advisory vote on the compensation of the Company’s Named Executive Officers. The Board of Directors believes that an advisory vote every three years on the Say-on-Pay Proposal would be most appropriate for the Company. This would give Company’s stockholders sufficient opportunity to react to emerging trends in executive compensation. In addition, a triennial vote would provide the Compensation Committee and Board of Directors the time to thoughtfully evaluate stockholder reactions and implement any necessary changes to the executive compensation program and compensation decisions. The Company is requesting its stockholders to provide an advisory vote on the following resolution:

“RESOLVED, that the stockholders of SigmaTron International, Inc. advise the Company to include a non-binding, advisory vote on the compensation of the Company’s Named Executive Officers pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, every:

•	one year;

•	two years; or

•	three years.”

Assuming that a quorum is present, the non-binding, advisory recommendation of the stockholders for the frequency of holding future advisory votes on executive compensation will be that choice which receives a plurality of the votes cast.

Because your vote is advisory, it will not be binding on the Board of Directors and may not be construed as overruling a decision by or creating or implying any change to the fiduciary duties of the Board of Directors. However, the Compensation Committee and the Board of Directors value stockholder opinions and will consider the voting results when determining the frequency of future advisory votes on executive compensation.

The Board of Directors unanimously recommends that stockholders select “three years” on the proposal recommending the frequency of advisory votes on executive compensation.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements with management, and discussed with the independent public accounting firm (the “Auditors”) the matters to be discussed with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee has received disclosures and the letter from the Auditors required by the PCAOB regarding the Auditor’s communication with the Audit Committee concerning independence, and the Audit Committee has discussed the Auditor’s independence with the Auditors. Based on the review and discussions referred to herein, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

This report is submitted by the members of the Committee.

Thomas W. Rieck (Chairman)

Barry R. Horek

Paul J. Plante

CERTAIN TRANSACTIONS

There are no reportable related party transactions.

MISCELLANEOUS

The Company’s 2019 Annual Report to Stockholders is being mailed to stockholders contemporaneously with this Proxy Statement.

Proposals of Stockholders

In accordance with the rules of the Securities and Exchange Commission, any proposal of a stockholder intended to be presented at the Company’s 2020 Annual Meeting of Stockholders must be received by the Secretary of the Company before April 18, 2020 in order for the proposal to be considered for inclusion in the Company’s notice of meeting, proxy statement and proxy relating to the 2020 Annual Meeting.

Stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. The stockholder must comply with the procedures specified by the Company’s by-laws which require all stockholders who intend to make proposals at an annual stockholders meeting to send a proper notice which is received by the Secretary not less than 120 or more than 150 days prior to the first anniversary of the date of the Company’s consent solicitation or proxy statement released to stockholders in connection with the previous year’s election of Directors or meeting of stockholders; provided that if no Annual Meeting of Stockholders or election by consent was held in the previous year, or if the date of the annual meeting has been changed from the previous year’s meeting, a proposal must be received by the Secretary within 10 days after the Company has publicly disclosed the date of such meeting.

The Company currently anticipates the 2020 Annual Meeting of Stockholders will be held on September 22, 2020.

The by-laws also provide that nominations for Director may only be made by or at the direction of the Board of Directors or by a stockholder entitled to vote who sends a proper notice which is received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the regularly scheduled Annual Meeting of Stockholders, or within 10 days after receipt of notice of an Annual Meeting of Stockholders if the date of such meeting has not been publicly disclosed within 70 days prior to the meeting date.

Some brokers and other nominee record holders may be participating in the practice of “householding” corporate communications to stockholders, such as proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of this proxy statement to you if you call or write us at the following address or phone number: SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007, Telephone: (800) 700-9095. If you want to receive separate copies of our corporate communications to stockholders such as proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker or other nominee record holders, or you may contact the Company at the above address and phone number.

By order of the Board of Directors

Linda K. Frauendorfer

Secretary

Dated: August 16, 2019

Appendix A

SIGMATRON INTERNATIONAL, INC.

2019 EMPLOYEE STOCK OPTION PLAN

1. Purpose, Effective Date and Duration.

(a) Purpose. The purpose of this Plan is to enable the Company and any of its subsidiaries (within the meaning of Section 424(f) of the Code) to attract and retain as employees people of initiative and ability, and to provide additional incentives to employees.

(b) Effective Date. The Plan shall become effective on September 13, 2019. However, no Option granted under the Plan shall become exercisable until the Plan is approved by the affirmative vote of the holders of a majority of the Shares present at, or represented and entitled to vote at, a stockholders meeting duly held in accordance with the applicable laws of the state of Delaware, and any awards under the Plan prior to such approval shall be conditioned on and subject to such approval. Subject to this limitation and Paragraph 6, Options may be granted at any time after the Effective Date and before termination of the Plan.

(c) Duration. Unless terminated earlier, the Plan shall continue in effect until all Shares available for issuance under the Plan have been issued. The Board of Directors may suspend or terminate the Plan at any time except with respect to Options then outstanding under the Plan. Termination shall not affect any outstanding Options.

2. Definitions. Unless the context otherwise requires, the following defined terms (together with other capitalized terms defined elsewhere in this Plan) will govern the construction of this Plan, and of any Option Agreements, entered into pursuant to this Plan:

(a) “1934 Act” means of the Securities Exchange Act of 1934.

(b) “Board of Directors” means the board of directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of the Plan’s adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise).

(d) “Committee” means the committee appointed by the Board of Directors to administer the Plan in accordance with Paragraph 4.

(e) “Company” means SigmaTron International, Inc., a Delaware corporation and its successor(s).

(f) “Corporate Transaction” means the occurrence of any of the following events:

(i) any consolidation, merger, plan of exchange, or transaction involving the Company (“Merger”) in which the Company is not the continuing or surviving corporation or pursuant to which the Shares would be converted into cash, securities or other property, other than a Merger involving the Company in which the holders of the Shares immediately prior to the Merger have the same proportionate ownership of common stock of the surviving corporation after the Merger, or

(ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the adoption of any plan or proposal for the liquidation or dissolution of the Company, or

(iii) a “person” within the meaning of Section 13(d) of the 1934 Act (other than the Company) becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, in one or more transactions, of shares of common stock of the Company representing 50% or more of the total number of votes that may be cast by all stockholders of the Company voting as a single class, or the first day on which shares of the Company’s common stock are purchased pursuant to a tender offer or exchange offer.

(g) “Covered Employee” means a covered employee as defined in Treasury Regulation Section 1.162-27(c)(2).

(h) “Disability” means a permanent and total disability described in Sections 22(e)(3) and 422(c)(6) of the Code.

(i) “Effective Date” means September 13, 2019, the date of the adoption of the Plan by the Board of Directors of the Company.

(j) “Fair Market Value” means the closing price of the Shares as reported in the Nasdaq listing in The Wall Street Journal, or such other reported value of the Shares as shall be specified by the Committee, on the day preceding the relevant date, or if such day is not a trading day, then on the immediately preceding trading day.

(k) “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Optionee.

(l) “For Cause” means any termination of an Optionee’s employment with the Company due to (i) conviction of a felony; (ii) Optionee’s refusal, after at least 30 days advance written notice from the Board of Directors, to carry out a direct order of the Board of Directors (other than an order to relocate Optionee more than 25 miles from his place of employment); or (iii) a finding by the Board of Directors that Optionee has defrauded the Company or any affiliate of the Company.

(m) “Insider” means an officer or a director of the Company or any other person whose transactions in Shares are subject to Section 16 of the 1934 Act.

(n) “ISO” or “Incentive Stock Option” means an option which qualifies as an “incentive stock option” as defined under Section 422 of the Code.

(o) “NSO” or “Non-statutory Stock Option” means any Option granted under this Plan whether designated by the Committee as a “non qualified stock option,” a “non statutory stock option” or otherwise, other than an Option designated by the Committee as an ISO. The term “NSO” also includes any Option designated by the Committee as an ISO but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder.

(p) “Option” means a right to purchase Shares, subject to adjustments as provided herein, pursuant to the terms and conditions of the Plan. Reference to “Option” in the Plan means all vested and non-vested Options unless otherwise specifically stated.

(q) “Optionee” means an individual that has been granted an Option by the Company.

(r) “Option Agreement” means the agreement described in Subparagraph 6(a) that sets forth the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(s) “Option Price” means with respect to each Option grant, and subject to the terms of the Plan, the price at which the Option may be exercised as determined by the Committee which shall not be less than the Fair Market Value of the Shares as of the date of grant.

(t) “Permitted Transferee” means a Family Member, any person sharing the Optionee’s household (other than as a tenant or employee), or a trust or other entity in which Family Members and the Optionee have more than fifty percent (50%) of the beneficial or voting interests.

(u) “Plan” means the SigmaTron International, Inc. 2019 Employee Stock Option Plan.

(v) “Shares” means shares of the Company’s $0.01 par value common stock.

3. Shares Subject to the Plan. Subject to adjustment as provided below and in Paragraph 7, the total number of Shares that may be issued under the Plan shall not exceed one hundred fifty thousand (150,000) Shares. All such Shares may be issued as ISO’s or NSO’s. If an Option granted under the Plan expires, terminates or is canceled, the unissued Shares subject to such Option shall again be available under the Plan.

4. Administration. The Plan shall be administered by the Committee. The Committee shall be appointed by the Board of Directors, shall be not less than two members and shall be comprised solely of Non-employee Directors, as defined by Rule 16b-3(b)(3)(i) of 1934 Act, or any successor definition adopted by the Securities and Exchange Commission, and who shall each also qualify as an Outside Director for purposes of Section 162(m) of the Code and as an Independent Director under rules promulgated by Nasdaq. The Committee shall determine and designate from time to time the employees to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards, except that only the Board of Directors may amend, suspend or terminate the Plan as provided in Paragraphs 1 and 12. Subject to the provisions of the Plan, the Committee may from time to time adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to Shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The interpretation and construction by the Committee of the provisions of the Plan, any Option granted under the Plan and any related agreement shall be final except as otherwise determined by the Board of Directors. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

5. Eligibility. Awards may be made only to employees, including employees who are officers or directors, of the Company or a subsidiary thereof; provided, however, no member of the Committee shall be eligible for selection as a person to whom awards may be made. With respect to ISO’s only, an individual who has been on leave of absence for greater than 90 days shall not be considered an employee unless re-employment is guaranteed by law or contract. The Committee shall select the employees to whom awards shall be made. The Committee shall specify the action taken with respect to each employee to whom an award is made under the Plan. At the discretion of the Committee, an employee may be given an election to surrender an award in exchange for the grant of a new award. The number of Shares subject to Options granted in a fiscal year to each Covered Employee shall not exceed 100,000 Shares for any fiscal year in which such person serves as a Covered Employee.

6. Option Grant.

(a) Grant. The Committee has the authority and discretion to grant Options under the Plan. With respect to each Option grant, and subject to the terms of the Plan, the Committee shall determine the number of Shares subject to the Option, the Option Price, the period of the Option, and the time or times at which the Option may be exercised. Options shall be evidenced by written Option Agreements, the form of which shall be approved by the Committee, which shall, among other things (i) designate the Option as either an ISO or NSO; (ii) specify the number of Shares covered by the Option; (iii) specify the Option Price for the Shares subject to the Option; (iv) specify the Option period determined in accordance with this Paragraph 6; (v) set forth specifically or incorporate by reference the applicable provisions of the Plan; and (vi) contain such other terms and conditions consistent with the Plan, including without limitation, conditioning the grant upon the receipt of an agreement by the Optionee not to compete with the Company, as the Committee may, in its discretion, prescribe. In addition, the Committee may provide for any further restrictions or provisions in the Option which it deems appropriate. Subject to the conditions of, and within the limitations prescribed in, Paragraph 12, the Committee may cancel, modify, extend or renew outstanding Options, provided, however, that no such action shall reduce the Option Price to an amount less than the Fair Market Value of Shares subject to the Option on the date of grant and provided further that no such action shall cause any feature for the deferral of compensation as such term is defined under Treas. Reg. Sec. 1.409A-1(b)(5)(i)(A)(3) to be added to an Option or cause an Option or the Plan to be subject to Section 409A of the Code. Notwithstanding the foregoing, no modification will, without the prior written consent of the Optionee, alter, impair or waive any rights or obligations associated with any Option earlier granted under the Plan. All Options shall meet the requirements of this Paragraph 6, provided, however, that only ISO’s are subject to Subparagraphs 6(b) and 6(f)(i) and only NSO’s are subject to Subparagraphs 6(d) and 6(f)(ii).

(b) Incentive Stock Options. ISOs shall be subject to the following terms and conditions (references in this Subparagraph 6(b) to “employee” shall not include advisors or consultants; only common law employees may receive ISOs):

(i) ISOs may be granted under the Plan to an employee who owns (or is deemed to own pursuant to Section 424(d) of the Code) Shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its subsidiaries only if the Option Price is at least 110 percent of the Fair Market Value of the Shares subject to the Option on the date the Option is granted and the Option by its terms is not exercisable after the expiration of five (5) years from the date it is granted.

(ii) Subject to Subparagraphs 6(b)(i) and 6(c), ISOs granted under the Plan shall continue in effect for the period fixed by the Committee, except than no ISO shall be exercisable after the expiration of ten (10) years from the date it is granted.

(iii) The Option Price per Share shall be determined by the Committee at the time of grant. Subject to Subparagraph 6(b)(i), the Option Price shall not be less than 100 percent of the Fair Market Value of the Shares subject to the ISO on the date the Option is granted.

(iv) No ISO shall be granted on or after the tenth anniversary of the Effective Date of the Plan.

(v) No ISO shall provide any person with a right to purchase Shares to the extent that such right first becomes exercisable during a prescribed calendar year and the sum of (A) the Fair Market Value (determined as of the date of grant) of the Shares subject to such ISO which first become available for purchase during such calendar year plus (B) the Fair Market Value (determined as of the date of grant) of all Shares subject to ISOs previously granted to such person under all plans of the Company first become available for purchase during such calendar year exceeds $100,000. If the Code is amended to provide for a different limitation from that set forth in this Subparagraph, such different limitation shall be deemed incorporated herein effective as of the effective date of such amendment and with respect to such Options as required or permitted by such amendment to the Code.

(vi) Without written notice to the Committee, an Optionee may not dispose of Shares acquired pursuant to the exercise of an ISO until after the later of (A) the second anniversary of the date on which the ISO was granted, or (B) the first anniversary of the date on which the Shares were acquired. An Optionee shall make appropriate arrangements with the Company for any taxes which the Company is obligated to collect in connection with any disposition of Shares acquired pursuant to the exercise of an ISO, including any federal, state or local withholding taxes.

(vii) Should Section 422 of the Code be amended during the term of the Plan, the Committee may modify the Plan consistently with such amendment.

(viii) An ISO granted under this Plan is not transferable by the Optionee except by will or the laws of descent and distribution and, during the lifetime of the Optionee, an ISO is exercisable only by the Optionee.

(c) Exercise of Options. Except as provided in Subparagraph 6(f), no Option granted under the Plan to an employee may be exercised unless at the time of such exercise the Optionee is employed by the Company and shall have been so employed continuously since the date such Option was granted. Absence on leave or on account of illness or disability under rules established by the Committee shall not, however, be deemed an interruption of employment for this purpose. Except as provided in this Subparagraph and Subparagraphs 6(f), 7 and 8, Options granted under the Plan may be exercised from time to time over the period stated in each Option in such amounts and at such times as shall be prescribed by the Committee, provided that Options shall not be exercised for fractional shares, and the election to exercise an Option shall be made in accordance with applicable federal and state laws and regulations. Unless otherwise determined by the Committee, if the Optionee does not exercise an Option in any one year with respect to the full number of Shares to which the Optionee is entitled in that year, the Optionee’s rights shall be cumulative and the Optionee may purchase those Shares in any subsequent year during the term of the Option. No Option shall be exercisable after the expiration of ten (10) years from the date it is granted.

(d) Transferability. The Committee shall retain the authority and discretion to permit an NSO to be transferable as long as such transfers are made only to a Permitted Transferee; provided that (i) such transfer is a bona fide gift and accordingly, the Optionee receives no value for the transfer, as provided in the instructions to SEC Form S-8, (ii) that the NSOs transferred continue to be subject to the same terms and conditions that were applicable to the NSOs immediately prior to the transfer, and (iii) that the NSOs may not be otherwise or subsequently sold, pledged, assigned or transferred in any manner except by will or the laws of descent or distribution or pursuant to a domestic relations order. In the event of the Optionee’s death, the NSO may be exercised only by a person who acquired the right to exercise it by reason of the death of the Optionee. Neither the Optionee, any Permitted Transferee, nor any person who acquires the right to exercise the NSO by reason of the death of the Optionee will be deemed to be a holder of any Shares subject to the NSO unless and until certificates for those Shares are issued to such person. A Permitted Transferee may not subsequently transfer an NSO. The designation of a beneficiary shall not constitute a transfer.

(e) Vesting. Options granted under the Plan shall vest according to such schedule as the Committee may prescribe at the time of grant, which may include full and immediate vesting.

(f) Termination of Employment or Death.

(i) With respect to ISOs:

(A) If the employment of an employee is terminated for any reason other than Disability or death, any then outstanding Options held by such employee to the extent vested at termination of employment shall be exercisable, in accordance with the provisions of the Option agreement, by such employee at any time prior to the expiration date of such Option or within three (3) months after the date of termination of employment, whichever is the shorter period.

(B) Unless the Committee determines otherwise, if the employee’s employment is terminated because of a Disability, any then outstanding Options held by such employee to the extent vested at termination of employment shall be exercisable, in accordance with the provisions of the Option Agreement, by such employee at any time prior to the expiration date of such Option or within one year after the date of termination of employment, whichever is the shorter period.

(C) If the employee dies while employed by the Company, any then outstanding Options held by such employee to the extent vested on the date of death shall be exercisable, in accordance with the provisions of the Option Agreement, by the duly appointed representative of the employee’s estate at any time prior to the expiration date of such Option or within one year after the date of death, whichever is the shorter period.

(D) If a termination under Subparagraph 6(f)(i)(B) or (C) occurs, any unvested portion of the Option held by the employee shall become vested, provided that the aggregate value of Shares with respect to which any ISO first becomes exercisable in the calendar year of the termination of employment does not exceed $100,000. If the value of Shares which become fully vested under an ISO exceed $100,000, such excess shall be treated as stock subject to an NSO. For purposes of the $100,000 limitation, the Fair Market Value of the Shares on the date the ISO was granted shall be used in determining the value of the Shares. If the Code is amended to provide for a limitation different from the one set forth in this Paragraph, such different limitation shall be deemed incorporated herein effective as of the effective date of such amendment and with respect to such Options as required or permitted by such amendment to the Code.

(ii) With respect to NSOs:

(A) If the employment of an Optionee is terminated For Cause, then the unvested portion of any then outstanding Options held by such Optionee shall be immediately canceled and the unexercised vested portion of any then outstanding Options held by such Optionee shall be exercisable (to the extent then exercisable in accordance with the provisions of the Option Agreement), by the Optionee or Permitted Transferee at any time prior to the expiration date or within three months after the date of termination of employment, whichever is the shorter period.

(B) If the employment of an Optionee is terminated by the Company, but such termination is not For Cause, then the unvested portion of any then outstanding Options held by such Optionee shall be immediately canceled and the vested portion of any then outstanding Options held by such Optionee shall continue in effect after the Optionee’s termination of employment under the terms of the Option Agreement. This Subparagraph shall also apply to an Optionee who voluntarily terminates employment with the Company.

(C) If the employment of Optionee is terminated because of the death or Disability, then the unvested portion of any then outstanding Options held by such Optionee shall be immediately vested and the unexercised vested portion of any then outstanding Options held by such Optionee at the time of death or Disability shall be exercisable in full (including the portion which, but for this provision, would not be exercisable), by the Optionee, the Permitted Transferee or if the Optionee is deceased, by the person or persons entitled to do so under the will of the Optionee, or if the Optionee shall fail to make testamentary disposition of the Option or shall die intestate, by the legal representative of the Optionee, at any time prior to the expiration date of such Option.

(iii) For all Options issued hereunder, to the extent that the Option of any deceased Optionee or any Optionee whose employment terminates is not exercised within the applicable period, all further rights to purchase Shares pursuant to such Option shall cease and terminate.

(g) Purchase of Shares. Unless the Committee determines otherwise, Shares may be acquired pursuant to an Option granted under the Plan only upon receipt by the Company of notice in writing from the Optionee of the Optionee’s intention to exercise, specifying the number of Options the Optionee desires to exercise and the date on which the Optionee desires to complete the transaction, and such other documentation as may be required by the Company. Unless the Committee determines otherwise, on or before the date specified for completion of the purchase of Shares pursuant to an Option, the Optionee must have paid the Company the full purchase price of such Shares in cash or by check, or, with the consent of the Committee, in whole or in part, by a cashless exercise as described below. The Optionee may tender Shares only if the Optionee has not acquired any Shares (including the Shares being tendered), other than in an acquisition exempt from Section 16(b) of the 1934 Act and rules and regulations promulgated thereunder, for a period of at least six months prior to the tender. The value of the Shares provided in payment of the Option Price shall be deemed to be the Fair Market Value of the Shares on the date of exercise of the Option. No Shares shall be issued until full payment therefor has been made. No Shares shall be delivered pursuant to the exercise of any Option, in whole or in part, until the Shares are qualified for delivery under such securities laws and regulations as may be deemed by the Committee to be applicable thereto, and such Shares are listed on each securities exchange on which Shares may then be listed. If the Company is required to withhold on account of any present or future tax imposed as a result of an exercise, the Committee shall have the sole discretion to determine whether such withholding shall be satisfied by a cash payment from Optionee or by withholding Shares having a Fair Market Value equal to the amount of the required withholding. (The value of shares shall be determined using the Fair Market Value of the Shares on the date the amount of withholding is determined.) However, no such withholding of Shares shall occur until the Company has been subject to the requirements of Section 13(a) of the 1934 Act for at least one year prior to the exercise of the Option, and the Company regularly releases its quarterly and annual summary statements of sales and earnings for publication. An exercise may, if permitted under applicable law, include a cashless exercise if the Options are tendered to a securities broker selected by an Optionee, and pursuant to an arrangement between the Optionee and such broker, the Options are exchanged for the number of Shares the Fair Market Value of which is equal to the aggregate difference between the Option Price and the Fair Market Value of the Options so tendered.

7. Changes in Capital Structure. If any change is made in the Shares subject to the Plan or subject to the Options granted under the Plan (through reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split, combination of shares or dividend payable in Shares or otherwise), adjustments as it deems appropriate shall be made by the Committee in the number and kind of Shares available for awards under the Plan, provided that this Paragraph 7 shall not apply with respect to transactions referred to in Paragraph 8. In addition, the Committee shall make such adjustments as it deems appropriate in the number and kind of Shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable and/or the Option price, to the end that the Optionee’s proportionate interest is maintained as before the occurrence of such event. The Committee may also require that any securities issued in respect of or in exchange for Shares issued hereunder that are subject to restrictions be subject to similar restrictions. Notwithstanding the foregoing, the Committee shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Committee. Any such adjustments made by the Committee shall be conclusive. Any such adjustments shall be made in such a manner so as to avoid application of Code Section 409A to any affected Option(s) or the Plan.

8. Special Acceleration in Certain Events.

(a) Notwithstanding any other provisions of the Plan, upon the occurrence of a Corporate Transaction, all Options shall vest and become fully exercisable as to all of the Shares subject to the Options as of the date thirty (30) days prior to the date of the Corporate Transaction. The exercise or vesting of any Option and any Shares acquired upon the exercise thereof that was permissible solely by reason of this Paragraph 8 shall be conditioned upon the consummation of the Corporate Transaction. Any Options that are not exercised as of the date of the Corporate Transaction shall terminate and cease to be outstanding effective as of the date of the Corporate Transaction.

(b) Other than upon the occurrence of a Corporate Transaction, the Committee shall have the authority at any time or from time to time to accelerate the vesting of any individual Option and to permit any Option not theretofore exercisable to become immediately exercisable.

(c) Accelerated vesting under this Paragraph shall be limited to the maximum number of additional Shares such that the acquisition or disposition of such Shares which vest in connection with a Corporate Transaction shall not result in an excess parachute payment to an Optionee (as defined in Section 280G of the Code), unless the Committee authorizes accelerated vesting in excess of such maximum amount. The Company may collect from an Optionee any additional income or excise taxes which the Company may incur as a result of such authorization or a violation of this provision

9. Corporate Mergers, Acquisitions, Etc. The Committee may also grant Options under the Plan having terms, conditions and provisions that vary from those specified in the Plan, provided that any such awards are granted in substitution for, or in connection with the assumption of, existing Options, issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, plan of exchange, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party.

10. Administration with Respect to Insiders. With respect to the participation of Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the 1934 Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

11. Indemnification. In addition to such other rights of indemnification as they may have as members of the Board of Directors or officers or employees of the Company, any director, officer or employee of the Company to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s own expense to handle and defend same.

12. Amendment or Termination of Plan. The Board of Directors at any time, and from time to time, may amend or terminate the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason, provided, however, that no such amendment shall reduce the Option

Price to an amount less than the Fair Market Value of Shares subject to the Option on the date of grant. Except as provided in Paragraphs 6(f), 7 and 8, however, no change in an award already granted shall be made without the written consent of the holder of such award (unless such termination or amendment is required to enable an Option designated as an ISO to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule), and no amendment or termination shall be made which without the approval of the stockholders of the Company would cause the Plan to no longer comply with Rule 16b-3 under the 1934 Act, Sections 162(m) or 422 of the Code or any other regulatory requirements. Notwithstanding the immediately foregoing, no amendment of the Plan which increases the aggregate number of Shares available under the Plan except to reflect events described in Paragraph 7 hereof, changes the class of employees eligible to participate in the Plan, extends the term of the Plan, or reduces the minimum permissible exercise price of an Option under the Plan that is approved by the Board of Directors shall be effective unless, within 12 months of the date of adoption of such amendment, the amendment is approved by the stockholders of the Company.

13. Approvals. The obligations of the Company under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange or trading system on which the Company’s shares may then be listed or admitted for trading, in connection with grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Options or Shares under the Plan if such issuance or delivery would violate applicable state or federal securities law, or any other state or federal law or regulation.

14. Employment Rights. Nothing in the Plan or any award pursuant to the Plan shall confer upon any employee any right to be continued in the employment of the Company or shall interfere in any way with the right of the Company to terminate an employee’s employment at any time, for any reason, with or without cause, or to increase or decrease an employee’s compensation or benefits or to alter the terms of employment.

15. Rights as a Stockholder. The recipient of any award under the Plan shall have no rights as a stockholder with respect to any Shares until the date of issue to the recipient of a stock certificate for such Shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

16. Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the state of Illinois except to the extent that Illinois laws are preempted by any federal statute, regulation, judgment or court order, including but not limited to, the Code.

17. Miscellaneous.

(a) Nothing contained in the Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(b) The Committee shall condition any grant of any Option under the Plan upon the recipient’s execution and delivery to the Company of an agreement not to compete with the Company during the recipient’s employment with the Company and for such period thereafter as shall be determined by the Committee. Such covenant against competition shall be in a form satisfactory to the Committee.

(c) If any Option under this Plan is considered deferred compensation, as such term is defined under Section 409A of the Code (“Deferred Compensation”), the Committee reserves the right to unilaterally amend the Plan or an Option Agreement to the extent the Committee determines that such amendment is necessary to comply with Section 409A of the Code or to qualify for an exemption from Section 409A of the Code. A Participant’s acceptance of any award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or an Option Agreement shall not be applicable to an award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Section 409A of the Code, including, by way of example and not limitation, discretion authority, the exercise of which would constitute an acceleration of payment or the change in the form or timing of payment of Deferred Compensation.

IN WITNESS WHEREOF, this Plan is executed this 13th day of September, 2019, to be effective as of the Effective Date.

SIGMATRON INTERNATIONAL, INC., a
Delaware corporation

BY:	/s/ Gary R. Fairhead
Gary R. Fairhead, President and CEO

Appendix B

CHARTER OF THE

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

SIGMATRON INTERNATIONAL, INC.

I. PURPOSE

The purpose of the Audit Committee (the “Committee”) of SigmaTron International, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

II. FUNCTIONS

The functions of the Committee shall include: (1) review of audits of the financial statements of the Company and the scope of the audit; (2) review with the independent accountants the corporate accounting and financial reporting practices and policies and recommend to whom reports should be submitted within the Company; (3) review with the independent accountants their final report; (4) review with the internal and independent accountants overall accounting and financial controls; (5) being available to the independent accountants and management for consultation purposes; and (6) oversee the Company’s compliance with the Foreign Corrupt Practices Act (“FCPA”).

III. COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall: (i) be an Independent Director as defined under Nasdaq Stock Market, Inc. (“Nasdaq”) Rule 5605(a)(2), as may be modified or supplemented; (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as may be modified or supplemented (the “Act”), subject to the exemptions provided in Rule 10A-3(c) under the Act; (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years; (iv) be able to read and understand fundamental financial statements, including a Company’s balance sheet, income statement, and cash flow statement; (v) not be an affiliated person of the Company or any subsidiary of the Company; and (vi) satisfy any other independence requirements under applicable law, rules, and regulations, including Nasdaq rules. In addition, the Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. A director who qualifies as an audit committee financial expert under Item 407(d)(5)(ii)-(iii) of Regulation S-K is presumed to qualify as a financially sophisticated audit committee member.

Notwithstanding the foregoing, one director who: (a) is not an Independent Director as defined in Nasdaq Rule 5605(a)(2), as may be modified or supplemented; (b) meets the criteria set forth in Section 10A(m)(3) under the Act and the rules thereunder; and (c) is not a current officer or employee or a Family Member, as defined by Nasdaq, of such officer or employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interest of the Company and its Shareholders. A member appointed under this exception may not serve longer than two years and may not chair the Committee. If the Company relies on this exception, it must comply with the disclosure requirements set forth in Item 407(d)(2) of Regulation S-K.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve in such capacity until the next annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full committee membership.

IV. MEETINGS

The Committee shall meet at least four times annually, and more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with the chief financial officer and the independent accountants to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet in person or by telephone conference call with the independent accountants and management quarterly to review the Company’s financials consistent with V.3 below.

V. RESPONSIBILITIES

The Audit Committee shall have the following responsibilities:

Documents/Reports Review

1.	Review this Charter annually and update it as conditions dictate.

2.

Review the Company’s annual financial reports and other financial information submitted to the Securities and Exchange Commission (the “SEC”), or the public, including any certification, attestation, report, opinion or review rendered by the independent accountants, and the independent accountants’ judgment as to the quality of the Company’s accounting principles.

3.

Review and discuss the Company’s audited financial statements with management, including a review with the chief financial officer or his/her delegate and, if the Committee believes it to be advisable, the independent accountants, quarterly reports on Form 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

4.

Issue a report to the Board disclosing whether (a) the Committee has reviewed and discussed the audited financial statements with management; (b) the Committee has discussed with the independent accountants the matters required to be discussed in accordance with professional standards; (c) the Committee has received the written disclosures and the letter from the independent accountants and has discussed with the accountants the accountants’ independence; and (d) whether, based on the review and discussions referred to in (a)—(c) above, the Committee recommended to the Board that the financial statements be included in the Annual Report on Form 10-K or 10-KSB for the last fiscal year for filing with the SEC. These disclosures shall appear over the printed names of each member of the Committee, and shall be included in the Company’s proxy statement, if said proxy statement relates to an annual meeting of shareholders at which directors are to be elected (or special meeting or written consents in lieu of such meeting). The disclosures shall be made at least once a year.

Independent Accountants

5.

Assume direct responsibility for the appointment, compensation, retention and oversight of the work of any independent accountant engaged by the Company (including resolution of disagreements between management and the independent accountants regarding financial reporting), each of whom must report directly to the Committee, for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company. Where appropriate, the Committee shall replace the independent accountants, and, if appropriate, nominate the independent accountants to be proposed for shareholder ratification or approval in any proxy statement. The independent accountants must report directly to and are ultimately accountable to the Committee, which has the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.

6.

Pre-approve all audit and permitted non-audit services to be performed by the independent accountants (subject to the de minimis exceptions under applicable law, rules and regulations). However, the Committee may delegate to one or more designated members of the Committee the authority to grant such pre-approvals, and the decisions of any member to whom such authority is delegated shall be presented to the full Committee at its next regularly scheduled meeting. In determining whether to pre-approve permitted non-audit services, the Committee (or the members with authority to pre-approve) shall consider whether the independent accountants’ performance of such services is compatible with independence.

7.

Approve the fees and other compensation to be paid to the independent accountants. On at least an annual basis, to determine the accountants’ independence, the Committee shall ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, in accordance with professional standards, and shall actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

8.	Review the performance of the independent accountants and discharge the independent accountants when circumstances warrant.

9.

Receive copies of the annual comments from the independent accountants on accounting practices and policies and systems of control of the Company, and review with them any questions, comments or suggestions they may have relating thereto.

10.

Oversee regular rotation of the lead audit partner, as required by applicable law, rules and regulations, and consider whether rotation of the independent accountants or their lead audit partner is necessary to ensure independence.

11.	Ensure receipt of a formal written statement from independent accountants delineating all relationships between the independent accountants and the Company.

12.	Actively engage in dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the accountants.

13.	Take, or recommend the full board to take other appropriate action to oversee the independence of the independent accountants and outside auditor.

Financial Reporting Processes

14.	Review with management and the independent accountants not less than annually the internal controls, disclosure controls and procedures, and accounting and audit activities of the Company.

15.	Review with management and the independent accountants significant exposure risks and the plans to appropriately control such risks.

16.

Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal accounting department.

17.

Review with management and the independent accountants accounting policies which may be viewed as critical, and review significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports. Review with management accounting estimates in the event (a) an estimate requires the Company to make assumptions about matters that are highly uncertain at the time the accounting estimate is made, and (b) different estimates that the Company reasonably could have used in the current period, or changes in the accounting estimates that are reasonably likely to occur from period to period, would have a material impact on the presentation of the Company’s financial condition, changes in financial condition or results of operations.

18.

Make or cause to be made, from time to time, such other examinations or reviews as the Committee may deem advisable with respect to the adequacy of the systems of internal controls, accounting practices, internal audit procedures, and disclosure controls and procedures of the Company, taking into account current accounting and regulatory trends and developments, and take such action with respect thereto as may be deemed appropriate by the Committee. The Committee shall have the authority to retain outside advisors to assist it in the conduct of any investigation, examination or review.

19.	Review with management and the independent accountants any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company.

20.

Review communications required to be submitted by the independent accountants concerning (a) critical accounting policies and practices used, (b) alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management and the ramifications of such alternatives and the accounting treatment preferred by the independent accountants, and (c) any other material written communications with management.

21.

Review with the independent accountants any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work and any management letter provided by the independent accountants and management’s response to any such letter. The management letter should be separately communicated to the Chair of the Committee at the same time it is provided to management.

Foreign Corrupt Practices Act

22.

In connection with its oversight responsibility for the Company’s compliance with the FCPA, review the overall adequacy and effectiveness of the Company’s Foreign Corrupt Practices Act Policy and Procedures (“FCPA Policy”) and recommend to the Board one or more senior executives, with appropriate authority and adequate autonomy from management, to be primarily responsible for day-to-day compliance with the FCPA Policy and conduct periodic cost and expense inquiries.

Internal Controls and Process Improvement

23.

Evaluate whether senior management is setting the appropriate tone at the top by reviewing their communication with other personnel of the Company regarding the importance of internal controls and evaluate whether the members of senior management possess an understanding of their roles and responsibilities.

24.	Establish a regular system of reporting to the Committee and internally within the Company by management, the independent accountants and the internal accounting department.

25.	Review the scope of the audit to be performed, and the audit procedures to be used, by the independent accountants, as a part of the annual audit process.

26.	Review and attempt to resolve disagreements between management and the independent accountants regarding financial reporting.

27.

Review, at least annually, the then current and future programs of the internal accounting department, including the procedure for assuring implementation of accepted recommendations made by the independent accountants, and review the implementation of any accepted recommendations.

28.

Consider and approve, upon the recommendation of management or upon its own motion, any non-audit services to be performed by providers other than the independent accountants relating to internal controls or current or future programs, functions, or services that are the responsibility of the internal accounting department.

29.

Establish procedures in accordance with applicable law, rules and regulations for (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other Responsibilities

30.

Review and evaluate the Company’s cybersecurity and other information technology risks, controls and procedures, including the Company’s plans to mitigate cybersecurity risks and to respond to data breaches. The Audit Committee shall also review with management any specific cybersecurity issues that could affect the adequacy of the Company’s internal controls.

31.	Review and make approval decisions regarding all related-party transactions, as required by applicable law, rules and regulations.

32.

If appropriate, and if it determines necessary to carry out its duties, engage and obtain advice and assistance from independent legal, accounting or other advisors and determine the compensation to be paid for such advice and assistance which shall be paid by the Company.

33.	If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

34.	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, rules or regulations as the Committee or the Board deems necessary or appropriate.

35.

Determine the appropriate funding, to be provided by the Company, for the payment of ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties. However, a member of the Committee shall not accept any consulting, advisory, or other compensatory fee from the Company other than for board service.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits or determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent accountants.

Revised and Restated May 30, 2019

ANNUAL MEETING OF STOCKHOLDERS OF

SIGMATRON INTERNATIONAL, INC.

September 13, 2019

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 13, 2019

The Notice of Meeting, proxy statement and proxy card are available at www.sigmatronintl.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i	Please detach along perforated line and mail in the envelope provided.	i

⬛	20233304030000000000 7			091319

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSALS 2, 3, 4 AND 6 AND FOR “THREE YEARS” FOR PROPOSAL 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1. Election of Two Class II Directors:				2. PROPOSAL TO RATIFY THE SELECTION OF BDO USA, LLP AS REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2020.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	¡ Barry R. Horek		3. PROPOSAL TO APPROVE THE 2019 EMPLOYEE STOCK OPTION PLAN.	☐	☐	☐
¡ Paul J. Plante
				4. PROPOSAL TO PROVIDE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS. (advisory only)	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
				1 year	2 years	3 years	ABSTAIN
☐	FOR ALL EXCEPT (See instructions below)			5. RECOMMENDATION REGARDING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION. (advisory only) ☐	☐	☐	☐

					FOR	AGAINST	ABSTAIN
				6. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (which the Board of Directors does not know of prior to August 16, 2019).	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS REGISTERED PUBLIC ACCOUNTANTS, FOR PROPOSALS 3-4, FOR THREE YEARS FOR PROPOSAL 5, AND WILL CONFER THE AUTHORITY IN PARAGRAPH 6.

Receipt is hereby acknowledged of the Notice of the Meeting and Proxy Statement dated August 16, 2019 as well as a copy of the 2019 Annual Report to Stockholders.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

⬛	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

⬛

		0	⬛

	SIGMATRON INTERNATIONAL, INC.

	2201 LANDMEIER ROAD ELK GROVE VILLAGE, IL 60007

	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary R. Fairhead, Linda K. Frauendorfer and Henry J. Underwood, and each of them, with full power of substitution, as attorneys and proxies to represent the undersigned at the 2019 Annual Meeting of Stockholders of SIGMATRON INTERNATIONAL, INC. (the “Company”) to be held at the Company’s offices at 2201 Landmeier Road, Elk Grove Village, Illinois at 10:00 a.m. local time, on Friday, September 13, 2019 or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Meeting as follows.

	(Continued and to be signed on the reverse side)

⬛	1.1	14475	⬛